                                                                    EXHIBIT 10.3

                             STOCK PLEDGE AGREEMENT
                             ----------------------

          THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of April 10, 2000, is entered into among SM&A Corporation, a California corporation ("Pledgor"), and Mellon Bank, N.A. as agent for the hereinafter defined Secured Party (in such capacity, together with its successors, if any, in such capacity, "Agent"), with reference to the following:

          WHEREAS, Pledgor beneficially owns the specified number of shares identified as Pledged Shares in the Persons identified as Issuers on Schedule A
                                                                     ----------
attached hereto (or any addendum thereto);

          WHEREAS, Pledgor and Secured Party are parties to that certain Amended and Restated Credit Agreement (as amended, supplemented, or otherwise modified from time to time, the "Loan Agreement"), dated as of June 7, 1999, pursuant to which Secured Party has agreed to make certain financial accommodations to Pledgor;

          WHEREAS, Pledgor and Secured Party are contemporaneously herewith entering into that certain Amendment Number One to Amended and Restated Credit Agreement, dated as of the date hereof;

          WHEREAS, to induce Secured Party to make the financial accommodations provided to Pledgor pursuant to the Loan Agreement, Pledgor desires to pledge, grant, transfer, and assign to Secured Party a security interest in the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.  Definitions And Construction.
          (a)  Definitions.

          All initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. As used in this Agreement:

          "Agent" shall have the meaning ascribed thereto in the preamble to
           -----
this Agreement.

          "Agreement" shall mean this Stock Pledge Agreement.
           ---------

          "Chief Executive Office" shall mean where Pledgor is deemed located
           ----------------------
pursuant to (S)9103(3)(d) of the Code.

          "Co-Agent" shall mean Wells Fargo Bank, N.A.
           --------

          "Collateral" shall mean the Pledged Shares, the Future Rights, and the
           ----------
Proceeds, collectively.

          "Future Rights" shall mean: (a) all shares of stock (other than
           -------------
Pledged Shares) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, shares of stock of the Issuers; (b) to the extent of Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase shares of stock of any Person in which Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of Pledgor; and (c) the certificates or instruments representing such additional shares, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.

          "Holder" and "Holders" shall have the meanings ascribed thereto in
           ------       -------
Section 3 of this Agreement.
---------

          "Issuers" shall mean each of the Persons identified as an Issuer on
           -------
Schedule A attached hereto (or any addendum thereto), and any successors
----------
thereto, whether by merger or otherwise.

          "Lenders" shall mean, individually and collectively, each of the
           -------
financial institutions listed on the signature pages of the Loan Agreement, together with their respective successors and assigns.

          "Lien" shall mean any lien, mortgage, pledge, assignment (including
           ----
any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

          "Loan Agreement" shall have the meaning ascribed thereto in the
           --------------
recitals to this Agreement.

          "Pledged Shares" shall mean all of the shares identified as Pledged
           --------------
Shares on Schedule A attached hereto (or any addendum thereto).
          ----------

          "Pledgor" shall have the meaning ascribed thereto in the preamble to
           -------
this Agreement.

          "Proceeds" shall mean all proceeds (including proceeds of proceeds) of
           --------
the Pledged Shares and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Shares, Future Rights, or proceeds thereof (including any cash, stock, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in (S)8102(17) of the Code, with respect thereto); (b) "proceeds," as such term is used in (S)9306 of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Shares, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Shares, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Shares, Future Rights, or proceeds thereof.

          "Secured Obligations" shall mean all loans, Revolving Loans, Swing
           -------------------
Line Loans, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums, liabilities (including all amounts charged to the Borrower's Loan Account pursuant hereto), obligations, fees, charges, costs, or Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by the Borrower to the Lender Group or the Issuing Bank of any kind and description (whether pursuant to or evidenced by the Loan Documents or pursuant to any other agreement between the Lender Group or the Issuing Bank and the Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from the Borrower to others that the Lender Group or the Issuing Bank may have obtained by assignment or otherwise, and further including all interest not paid when due and all Lender Group Expenses that the Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

          "Secured Party" shall mean, individually and collectively, the
           -------------
Lenders, Agent, and Co-Agent.

          "Securities Act" shall have the meaning ascribed thereto in Section
           --------------                                             -------
9(c) of this Agreement.
---

          (b) Construction.

                        (i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Loan Agreement, or any of the other Loan Documents.

                        (ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

                        (iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

2. Pledge. As security for the prompt payment and performance of the Secured Obligations in full by Pledgor when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), Pledgor hereby pledges, grants, transfers, and assigns to Agent, for the benefit of Secured Party, a security interest in all of Pledgor's right, title, and interest in and to the Collateral.

3.  Delivery and Registration of Collateral.

          (a) All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by Pledgor to Agent or Agent's designee pursuant hereto at a location designated by Agent and shall be held by or on behalf of Agent pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent.

          (b) Upon the occurrence and during the continuance of an Event of Default, Agent, on behalf of Secured Party, shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Collateral) in the name of Agent, for the benefit of Secured Party, or any of Agent's nominees any or all of the Collateral. In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

          (c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Agent or Pledgor (a "Holder"), then Pledgor shall immediately, at Agent's option, either cause such Collateral to be delivered into Agent's possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Agent, for the benefit of Secured Party, in such Collateral, including obtaining from such Holder a written acknowledgement that such Holder holds such Collateral for Agent, all pursuant to (S)9115 of the Code or other applicable law governing the perfection of the security interest of Agent, for the benefit of Secured Party, in the Collateral in the possession of such Holder. Each such notification/instruction and acknowledgement shall be in form and substance satisfactory to Agent.

          (d) Any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Secured Party, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Agent, for the benefit of Secured Party, in the same form as so received or held, with any necessary endorsements; provided that cash dividends or distributions received by
              --------
Pledgor, if and to the extent they are not prohibited by the Loan Agreement, may be retained by Pledgor in accordance with Section 4 and used in the ordinary
                                          ---------
course of Pledgor's business.


          (e) If at any time and from time to time any Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Agent, for the benefit of Secured Party, or otherwise cause the security interest of Agent, for the benefit of Secured Party, thereon to be perfected in accordance with applicable law.

4.  Voting Rights and Dividends.

          (a) So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Documents and shall be entitled to receive and retain any cash dividends or distributions paid in respect of the Collateral.

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested
   -----------
in Agent, for the benefit of Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions for the benefit of Secured Party. Pledgor shall execute and deliver (or cause to be executed and delivered) to Agent all such proxies and other instruments as Agent may reasonably request for the purpose of enabling Agent to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

5. Representations and Warranties. Pledgor represents, warrants, and covenants as follows:

          (a) Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and Pledgor agrees that Secured Party shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

          (b) All information herein or hereafter supplied to Secured Party by or on behalf of Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

          (c) Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Shares and all other Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens in favor of Agent for the benefit of Secured Party;

          (d) This Agreement, and the delivery to Agent of the Pledged Shares representing Collateral (or the delivery to all Holders of the Pledged Shares representing Collateral of the notification/instruction referred to in Section 3
                                                                       ---------
of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Shares in favor of Agent, for the benefit of Secured Party, securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken;

          (e)  Schedule A to this Agreement is true and correct and complete
               ----------
in all material respects; without limiting the generality of the foregoing: (i) all the Pledged Shares are in certificated form, and, except to the extent registered in the name of Agent, for the benefit of Secured Party, or Agent's nominee pursuant to the provisions of this Agreement, are registered in the name of Pledgor; and (ii) the Pledged Shares as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding shares of stock of such Issuer as set forth in Schedule A to this Agreement;
                                     ----------

          (f) There are no presently existing Future Rights or Proceeds owned by Pledgor;

          (g) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable; and

          (h) Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

6.  Further Assurances.

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) at the request of Agent, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Agent, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Collateral by Agent or Persons designated by Agent; and (iv) appear in and defend any action or proceeding that may affect Pledgor's title to or the security interest of Agent, for the benefit of Secured Party, in the Collateral.

          (b) Pledgor hereby authorizes Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Pledgor will furnish to Agent, for the benefit of Secured Party, upon the request of Agent: (i) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to Agent, itemizing in such detail as Agent may request, the Collateral which, as of the date of such certificate, has been delivered to Agent by Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may request.

7.  Covenants of Pledgor.  Pledgor shall:

          (a) Perform each and every covenant in the Loan Documents applicable to Pledgor;

          (b) At all times keep at least one complete set of its records concerning substantially all of the Collateral at its Chief Executive Office as set forth in Schedule B hereto, and not change the location of its Chief
             ----------
Executive Office or such records without giving Secured Party at least thirty
(30) days prior written notice thereof;

          (c) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and other distributions, if any, that are not prohibited by the terms of the Loan Agreement to be paid by any Issuer to Pledgor; and

          (d) Upon receipt by Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Agent as soon as possible, but in no event later than five (5) days following the receipt thereof by Pledgor.

8.  Agent as Pledgor's Attorney-in-Fact.

          (a) Pledgor hereby irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Agent, or otherwise, from time to time at Agent's discretion, to take any action and to execute any instrument that Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
(i) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Agent deems necessary pursuant to Section 3 of this Agreement; or (iii) to arrange for the
                      ---------
transfer of the Collateral on the books of any of the Issuers or any other Person to the name of Agent or to the name of Agent's nominee.

          (b) In addition to the designation of Agent as Pledgor's attorney-in-fact in subsection (a), Pledgor hereby irrevocably appoints Agent as Pledgor's
        --------------
agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Shares or otherwise enforce Secured Party's rights hereunder.

9. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default:

          (a) Agent, on behalf of Secured Party, may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Agent, on behalf of Secured Party, may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, any one or more members of Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations owing to such members of Secured Party as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, Pledgor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

          (b) Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the City of Los Angeles, California in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

          (c) Pledgor hereby acknowledges that the sale by Agent of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Agent or any subsequent transferee of the Collateral may dispose thereof. Pledgor acknowledges and agrees that in order to protect Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor has no objection to sale in such a manner and agrees that Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Agent, on behalf of Secured Party, may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Agent may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by Agent, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Collateral. If Agent shall solicit such offers, then the acceptance by Agent of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

          (d) If Agent, on behalf of Secured Party, shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, Pledgor agrees that, upon request of Agent, Pledgor will, at its own expense:

                        (i) use its best efforts to execute and deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Agent, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                        (ii) use its best efforts to qualify the Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Agent;

                        (iii) cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                        (iv) execute and deliver, or cause the officers and directors of the Issuers to execute and deliver, to any person, entity or governmental authority as Agent may choose, any and all documents and writings which, in Agent's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Shares or otherwise enforce Secured Party's rights hereunder; and

                        (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

          (e)  PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW:
(i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME AGENT DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION;
(ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS
                                                    --------------
SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any cash held by Secured Party as Collateral and all cash proceeds received by

Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Secured Party of its remedies as a secured creditor as provided in Section 9 shall be applied
                                                     ---------
from time to time by Secured Party as provided in the Loan Agreement.

11. Duties of Secured Party. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9207 of the Code, Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

12. Choice of Law and Venue. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF PLEDGOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.
                                                  ----------

13. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

14. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Loan Agreement.

15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement; (ii) be binding upon Pledgor and its successors and assigns; and
(iii) inure to the benefit of Secured Party and its successors, transferees, and assigns. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by Pledgor and shall be in form and substance reasonably satisfactory to Agent.

16. Security Interest Absolute. To the maximum extent permitted by law, all rights of Secured Party, all security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

          (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

          (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor.

To the maximum extent permitted by law, Pledgor hereby waives any right to require Secured Party to: (A) proceed against or exhaust any security held from Pledgor; or (B) pursue any other remedy in Secured Party's power whatsoever.

17. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

18. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

19. Counterparts; Telefacsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

20. Waiver of Marshaling. Each of Pledgor and Agent acknowledges and agrees that in exercising any rights under or with respect to the Collateral: (i) Secured Party is under no obligation to marshal any Collateral; (ii) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects. Pledgor and Agent waive any right to require the marshaling of any of the Collateral.

21.  Waiver of Jury Trial.

          PLEDGOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                          [Signature page to follow.]

          IN WITNESS WHEREOF, Pledgor and Agent have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.

                                 MELLON BANK, N.A.,
                                 as Agent

                                 By
                                   -------------------------------
                                 Title:
                                       ---------------------------


                                 SM&A CORPORATION,
                                 a California corporation

                                 By
                                   -------------------------------
                                 Title:
                                       ---------------------------

                                   SCHEDULE A
                                   ----------

                                       TO

                             STOCK PLEDGE AGREEMENT
                             ----------------------

                           Pledgor:  SM&A Corporation

                                 Pledged Shares
                                 --------------

                                                                                 Former Name, if      Pledgor's     Jurisdiction of
Issuer                                Number of      Class      Certificate       any, in which       Percentage     Incorporation
-----                                  Shares        -----       Number(s)      Certificate Issued    Ownership     ---------------
                                      ---------                 -----------     ------------------    ----------
Steven Myers & Associates, Inc.          100         Common           1                n/a               100%         California
Systems Integration Software, Inc.     1,000         Common           1                n/a               100%         California
SM&A Corporation (East)                  100         Common           1                n/a               100%         California

                                   SCHEDULE B
                                   ----------

                                       TO

                             STOCK PLEDGE AGREEMENT
                             ----------------------

          Pledgor:  SM&A Corporation, a California corporation


          Address of Chief Executive Office:

                         4695 MacArthur Court
                         8th Floor
                         Newport Beach, California 92660





                                      B-1